UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 25, 2013

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

CALIFORNIA	1-31616	22-3059110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 3400
Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)

(310) 788-1999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On July 25, 2013, International Lease Finance Corporation (“ILFC”) entered into (i) the First Supplemental Indenture, dated as of July 25, 2013 (the “First Supplemental Indenture”), between ILFC and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) to the Indenture, dated as of December 21, 2005, between ILFC and the Trustee (the “Indenture”) and (ii) the Second Supplemental Indenture, dated as of July 25, 2013 (the “Second Supplemental Indenture” and, together with the First Supplemental Indenture, the “Supplemental Indentures”), between ILFC and the Trustee, to the Indenture.  The Supplemental Indentures were entered into following the successful completion of ILFC’s consent solicitations relating to amendments to its 5.90% Junior Subordinated Debenture due 2065 (“Debenture I”) and 6.25% Junior Subordinated Debenture due 2065 (“Debenture II” and, together with Debenture I, the “Debentures”) and the satisfaction of all other applicable conditions.

The Supplemental Indentures will amend certain financial tests included in each Debenture by (i) replacing the definition of “Tangible Equity Amount” used in calculating ILFC’s ratio of equity to total managed assets with a definition for “Total Equity Amount” that does not exclude ILFC’s intangible assets from ILFC’s total stockholders’ equity as reflected on its consolidated balance sheet, and (ii) amending the definition of “Average Four Quarters Fixed Charge Ratio” by replacing the definition of “Adjusted Earnings Before Interest and Taxes” with a definition for “Adjusted EBITDA,” which excludes, among other items, interest, taxes, depreciation, amortization, all impairment charges and loss on extinguishment of debt when calculating the earnings portion of ILFC’s Average Four Quarters Fixed Charge Ratio.

The First Supplemental Indenture and Second Supplemental Indenture are attached hereto as Exhibit 4.2 and Exhibit 4.3, respectively. Debenture I and Debenture II, as amended by the Supplemental Indentures, are attached hereto as Exhibit 4.4 and 4.5, respectively. The foregoing descriptions of the Supplemental Indentures and the Debentures are qualified in their entirety by reference to the full text of the Supplemental Indentures and the Debentures, which are incorporated herein by reference.

Item 7.01              Regulation FD Disclosure.

On July 25, 2013, ILFC issued a press release announcing the successful completion of the consent solicitations related to the Debentures.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

The following exhibits are included with this report. Exhibit 99.1 is being furnished solely for purposes of Item 7.01 of this Form 8-K:

(d)                Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of December 21, 2005, by and between International Lease Finance Corporation and Deutsche Bank Trust Company Americas, as trustee.
4.2	First Supplemental Indenture, dated as of July 25, 2013, by and between International Lease Finance Corporation and Deutsche Bank Trust Company Americas, as trustee.
4.3	Second Supplemental Indenture, dated as of July 25, 2013, by and between International Lease Finance Corporation and Deutsche Bank Trust Company Americas, as trustee.
4.4	Amended and Restated 5.90% Junior Subordinated Debenture due 2065.
4.5	Amended and Restated 6.25% Junior Subordinated Debenture due 2065.
99.1	Press Release dated July 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Elias Habayeb
	By:	Elias Habayeb
Senior Vice President &
Chief Financial Officer

DATED: July 26, 2013

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of December 21, 2005, by and between International Lease Finance Corporation and Deutsche Bank Trust Company Americas, as trustee.
4.2	First Supplemental Indenture, dated as of July 25, 2013, by and between International Lease Finance Corporation and Deutsche Bank Trust Company Americas, as trustee.
4.3	Second Supplemental Indenture, dated as of July 25, 2013, by and between International Lease Finance Corporation and Deutsche Bank Trust Company Americas, as trustee.
4.4	Amended and Restated 5.90% Junior Subordinated Debenture due 2065.
4.5	Amended and Restated 6.25% Junior Subordinated Debenture due 2065.
99.1	Press Release dated July 25, 2013.